Accounts Payable - Summary of Accounts Payable (Detail) - ARS ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Non-Current
Accounts payable for investments in Property, plant and equipment	$ 102,435	$ 189,750
Total	102,435	189,750
Current
Suppliers	3,202,358	2,505,011
Related parties (Note 19)	286,541	557,234
Accounts payable for Investments in Property, plant and equipment	1,061,380	7,318,903
Provisions for expenses	842,737	1,510,102
Total	$ 5,393,016	$ 11,891,250